UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                                December 29, 1998

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

        Colorado            000-23174           84-1169286
     (State or other    (Commission File      (IRS Employer
      jurisdiction           Number)        Identification No.)
 of incorporation)

1099 18th Street, Suite 2850, Denver, Colorado, 80202 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (303) 291-0999

Item 5. Other Events.  Other event
Press release regarding receipt of going private proposal.


Exhibit No.             Description                  Reg. S-B Item No.

   99.1                 Press release                       99
   99.2                 Letter of proposal                  99



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUIZNO'S CORPORATION



Date: December 29, 1998        By:/s/ John L. Gallivan
                               John L. Gallivan, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.             Description                  Reg. S-B Item No.

   99.1                 Press release                       99
   99.2                 Letter of proposal                  99